Principal Exchange-Traded Funds
Supplement dated March 13, 2020
to the Statement of Additional Information dated November 1, 2019
(as previously supplemented)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

Effective March 16, 2020, delete the third paragraph and replace with the following:
For a free copy of the current prospectus, semiannual or annual report, call 1-800-787-1621 or write:
Principal Exchange-Traded Funds
c/o ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, CO 80203

LEADERSHIP STRUCTURE AND BOARD
In the Committee and Independent Board Members table, remove Craig Damos from the Audit Committee and add the following Board Member alphabetically:
Mark Grimmett

In the Committee and Independent Board Members table, remove Mark Grimmett from the Nominating and Governance Committee and add the following Board Member alphabetically:
Craig Damos

In the Additional Information Regarding Board Members and Officers section, in the Independent Board Members table, delete Lead Independent Board Member (since 2011) in the Board Positions Held with Fund Complex column for Mark A. Grimmett, and add Lead Independent Board Member (since 2020) in the Board Positions Held with Fund Complex column for Craig Damos.

INVESTMENT ADVISORY AND OTHER SERVICES
Effective March 16, 2020, in the Distributor section, delete the first sentence in the first paragraph and replace with the following:
ALPS Distributors, Inc. (the “Distributor”) is located at 1290 Broadway, Suite 1000, Denver, Colorado 80203.